UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2015

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At an Annual General Meeting of the Shareholders (the “Annual General Meeting”) of Tornier N.V. (“Tornier”) held on June 18, 2015, Tornier’s shareholders, upon recommendation of the Board of Directors, approved the Tornier N.V. Amended and Restated 2010 Incentive Plan. The Tornier N.V. Amended and Restated 2010 Incentive Plan incorporates several amendments to the Tornier N.V. 2010 Incentive Plan, including, among others, an increase in the number of Tornier ordinary shares available for issuance under the plan by 2,500,000 shares and the issuance of awards under the plan that qualify for the “performance-based compensation” exception to Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The Tornier N.V. Amended and Restated 2010 Incentive Plan became effective immediately upon approval by Tornier’s shareholders. A copy of the Tornier N.V. Amended and Restated 2010 Incentive Plan is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

At an Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Tornier also held on June 18, 2015, Tornier’s shareholders, upon recommendation of the Board of Directors, approved the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan, subject to and effective upon the completion of the pending merger of Tornier and Wright Medical Group, Inc. (“Wright”). The Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan incorporates several amendments to the Tornier N.V. 2010 Incentive Plan, including, among others, a change in the name of the plan to the “Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan,” an increase in the number of ordinary shares of the combined company available for issuance under the plan by 5,500,000 shares and the issuance of awards under the plan that qualify for the “performance-based compensation” exception to Code Section 162(m). Assuming Tornier’s pending merger with Wright is completed, the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan will supersede and replace the Tornier N.V. Amended and Restated 2010 Incentive Plan effective as of the effective time of the merger. A copy of the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

The above descriptions of the Tornier N.V. Amended and Restated 2010 Incentive Plan and the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan are not intended to be complete and are qualified in their entirety by the specific language in the Tornier N.V. Amended and Restated 2010 Incentive Plan and the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan, respectively. A detailed summary of the Tornier N.V. Amended and Restated 2010 Incentive Plan can be found in the definitive proxy statement for the Annual General Meeting filed by Tornier with the Securities and Exchange Commission (the “SEC”) on May 14, 2015. A detailed summary of the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan can be found in the definitive joint proxy statement/prospectus for the Extraordinary General Meeting filed by Tornier with the SEC on May 12, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2015, Tornier held an Annual General Meeting of Shareholders followed by an Extraordinary General Meeting of Shareholders. At the Annual General Meeting, Tornier’s shareholders considered 11 voting proposals, each of which is described in more detail in the definitive proxy statement for the Annual General Meeting filed by Tornier with the SEC on May 14, 2015. At the Extraordinary General Meeting, Tornier’s shareholders considered seven voting proposals, each of which is described in more detail in the definitive joint proxy statement/prospectus for the Extraordinary General Meeting filed by Tornier with the SEC on May 12, 2015.

Annual General Meeting of Shareholders

The final results of the shareholder voting on each voting proposal brought before the Annual General Meeting are as follows:

	For	Against	Abstain	Broker Non-Votes

Voting proposal no. 1—Appointment of two non-executive directors to serve until the earlier of: (a) the 2018 annual general meeting of shareholders and (b) the completion of Tornier’s merger with Wright and the appointment of directors in connection therewith

Election of Sean D. Carney as non-executive director	40,168,289	985,713	462	0

Election of Richard B. Emmitt as non-executive director	41,058,520	95,332	612	0

Voting proposal no. 2—Ratification of the appointment of Ernst & Young LLP as Tornier’s independent registered public accounting firm for the fiscal year ending December 27, 2015, assuming the merger with Wright is not completed during the fiscal year 2015	41,137,891	16,380	193	0

Voting proposal no. 3—Appointment of E&Y Accountants LLP as the auditor for Tornier’s Dutch statutory annual accounts for the fiscal year ending December 27, 2015, assuming the merger with Wright is not completed during the fiscal year 2015	41,137,825	16,446	193	0

Voting proposal no. 4—Ratification of the appointment of KPMG LLP as Tornier’s independent registered public accounting firm for the fiscal year ending December 27, 2015, assuming the merger with Wright is completed during the fiscal year 2015	41,137,825	16,446	193	0

Voting proposal no. 5—Appointment of KPMG N.V. as the auditor for Tornier’s Dutch statutory annual accounts for the fiscal year ending December 27, 2015, assuming the merger with Wright is completed during the fiscal year 2015	41,137,891	16,380	193	0

Voting proposal no. 6—Adoption of Tornier’s Dutch statutory annual accounts for the fiscal year ended December 28, 2014	41,153,871	400	193	0

	For	Against	Abstain	Broker Non-Votes
Voting proposal no. 7—Release of the members of Tornier’s board of directors from liability with respect to the exercise of their duties during the fiscal year ended December 28, 2014	41,146,938	5,933	1,593	0

Voting proposal no. 8—Extension of the authority of Tornier’s board of directors to repurchase up to 10% of Tornier’s issued share capital (including depositary receipts issued for Tornier shares) until December 18, 2016 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the market price of a share (or depositary receipt) at the time of the transaction	41,142,036	1,875	10,553	0

Voting proposal no. 9—Renewal of the authorization of Tornier’s board of directors to issue ordinary shares or grant rights to subscribe for ordinary shares up to Tornier’s maximum authorized share capital at the time of the issue until June 18, 2020	32,269,167	8,884,702	595	0

Voting proposal no. 10—Renewal of the authorization of Tornier’s board of directors to resolve to exclude or restrict its shareholders’ pre-emptive rights under Dutch law with respect to the ordinary shares and rights to subscribe therefor that the board of directors may issue or grant pursuant to the authority in voting proposal no. 9 above until June 18, 2020	32,101,709	9,051,560	1,195	0

Voting proposal no. 11—Approval of the Tornier N.V. Amended and Restated 2010 Incentive Plan	38,035,221	3,118,050	1,193	0

With respect to voting proposal no. 1, each of Mr. Carney and Mr. Emmitt was elected by Tornier’s shareholders by the required vote. Regarding Tornier’s other directors, (i) each of Kevin C. O’Boyle and Richard F. Wallman will continue to serve as a non-executive director for a term ending at Tornier’s 2016 Annual General Meeting of Shareholders; (ii) David H. Mowry will continue to serve as an executive director for a term ending at Tornier’s 2016 Annual General Meeting of Shareholders; and (iii) each of Alain Tornier and Elizabeth H. Weatherman will continue to serve as a non-executive director for a term ending at Tornier’s 2017 Annual General Meeting of Shareholders. However, if Tornier’s pending merger with Wright is completed, then effective as of the effective time of the merger, the directors of the company will be the directors elected in voting proposal no. 6 brought before the Extraordinary General Meeting, as described below and in the joint proxy statement/prospectus for the Extraordinary General Meeting.

Each of voting proposal nos. 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 was approved by Tornier’s shareholders by the required vote.

Extraordinary General Meeting of Shareholders

The final results of the shareholder voting on each voting proposal brought before the Extraordinary General Meeting are as follows:

	For	Against	Abstain	Broker Non-Votes
Voting proposal no. 1—Approval of the agreement and plan of merger, dated as of October 27, 2014, among Tornier, Trooper Holdings Inc., Trooper Merger Sub Inc. and Wright, and the transactions contemplated thereby, including the merger and the issuance of new ordinary shares in the capital of Tornier in connection with the merger pursuant to the existing designation of the Tornier board of directors	39,287,838	1,222	250,289	0

Voting proposal no. 2—Advisory non-binding vote on specified compensatory arrangements between Tornier and its named executive officers relating to the merger with Wright	38,757,742	529,123	252,484	0

Voting proposal no. 3—Approval of amendment to Tornier’s articles of association to change the company name to Wright Medical Group N.V., effective as of the effective time of the merger with Wright	39,288,217	1,647	249,485	0

Voting proposal no. 4—Approval of amendment to Tornier’s articles of association to increase the authorized capital to €9,600,000 and the number of authorized Tornier ordinary shares to 320 million, effective as of the effective time of the merger with Wright	39,287,887	1,272	250,190	0

Voting proposal no. 5—Granting of discharge to certain Tornier board members resigning effective as of the effective time of the merger with Wright				0

Discharge of Alain Tornier as non-executive director	39,288,744	720	249,885	0

Discharge of Richard B. Emmitt as non-executive director	39,288,839	301	250,209	0

	For	Against	Abstain	Broker Non-Votes

Voting proposal no. 6—Appointment of two executive directors and eight non-executive directors, in each case effective as of the effective time of the merger with Wright, and to serve until the next annual general meeting of shareholders

Election of Robert J. Palmisano as executive director	39,513,774	23,904	1,671	0

Election of David H. Mowry as executive director	39,511,500	27,234	615	0

Election of Gary D. Blackford as non-executive director	39,515,601	23,133	615	0

Election of Sean D. Carney as non-executive director	39,021,250	517,484	615	0

Election of John L. Miclot as non-executive director	39,516,001	22,733	615	0

Election of Kevin C. O’Boyle as non-executive director	39,431,459	107,275	615	0

Election of Amy S. Paul as non-executive director	39,515,741	22,992	616	0

Election of David D. Stevens as non-executive director	39,515,701	23,032	616	0

Election of Richard F. Wallman as non-executive director	38,357,754	1,180,979	616	0

Election of Elizabeth H. Weatherman as non-executive director	39,082,414	456,319	616	0

Voting proposal no. 7—Approval of the Wright Medical Group N.V. amended and restated 2010 incentive plan, including approval of the increase in the number of ordinary shares issuable under the plan, effective as of the effective time of the merger with Wright	32,559,230	6,978,504	1,615	0

Each of voting proposal nos. 1, 2, 3, 4, 5 and 7 was approved by Tornier’s shareholders by the required vote. With respect to voting proposal no. 6, each of the executive director nominees and non-executive director nominees was elected by Tornier’s shareholders by the required vote.

Item 8.01. Other Events.

As described under Item 5.07 above, at the Annual General Meeting, Tornier’s shareholders approved two alternative proposals to ratify the appointment of Tornier’s independent registered accounting firm for the fiscal year ending December 27, 2015 and two alternative proposals to appoint Tornier’s auditor for its Dutch statutory annual accounts for the fiscal year ending December 27, 2015.

The proposed merger between Tornier and Wright will be accounted for as a “reverse acquisition” pursuant to which Wright will be considered the acquiring entity for accounting purposes in accordance with U.S. generally accepted accounting principles. As such, in connection with the merger, Wright will allocate the total purchase consideration to Tornier’s tangible and identifiable intangible assets and liabilities based on their relative fair values at the date of completion of the merger. Wright’s historical results of operations will replace Tornier’s historical results of operations for all periods prior to the merger. After completion of the merger, the results of operations of both companies will be included in the combined company’s financial statements.

KPMG LLP is Wright’s independent registered public accounting firm and has served as Wright’s independent registered public accounting firm since 2002. Assuming the pending merger with Wright is completed, it is anticipated that the audit committee of the combined company will engage KPMG LLP as its new independent registered public accounting firm, after dismissing Ernst & Young LLP, Tornier’s current independent registered public accounting firm. If the merger is completed during the fiscal year 2015, then it is anticipated that the audit committee of the combined company will engage KPMG LLP as its new independent registered public accounting firm for fiscal 2015. If the merger is not completed during the fiscal year 2015, then it is anticipated that the audit committee of Tornier or the combined company will engage Ernst & Young LLP as its independent registered public accounting firm for fiscal 2015, but the audit committee of the combined company will switch to KPMG LLP as its new independent registered public accounting firm for fiscal 2016.

Accordingly, at the Annual General Meeting, Tornier asked its shareholders to ratify and Tornier’s shareholders ratified the appointment of Ernst & Young LLP as Tornier’s independent registered public accounting firm for the fiscal year ending December 27, 2015, assuming the merger with Wright is not completed during the fiscal year 2015, and therefore, subject to a condition subsequent if the merger with Wright is completed during the fiscal year 2015. Similarly, at the Annual General Meeting, Tornier asked its shareholders to ratify and Tornier’s shareholders ratified the appointment of KPMG LLP as the combined company’s independent registered public accounting firm for the fiscal year ending December 27, 2015, assuming the merger with Wright is completed during the fiscal year 2015, and therefore, subject to a condition precedent that the merger with Wright is completed during the fiscal year 2015.

In addition, at the Annual General Meeting, Tornier asked its shareholders to appoint and Tornier’s shareholders appointed E&Y Accountants LLP to serve as Tornier’s auditor who will audit Tornier’s Dutch statutory annual accounts to be prepared in accordance with Dutch law for the year ending December 27, 2015, assuming the merger with Wright is not completed during the fiscal year 2015, and therefore, subject to a condition subsequent if the merger with Wright is completed during the fiscal year 2015. Similarly, at the Annual General Meeting, Tornier asked its shareholders to appoint and Tornier’s shareholders appointed KPMG N.V. to serve as the combined company’s auditor who will audit the combined company’s Dutch statutory annual accounts to be prepared in accordance with Dutch law for the year ending December 27, 2015, assuming the merger with Wright is completed during the fiscal year 2015, and therefore, subject to a condition precedent that the merger with Wright is completed during the fiscal year 2015.

Notwithstanding any of the foregoing, as of the date of this report, Tornier has not dismissed Ernst & Young LLP as its independent registered public accounting firm or principal accountant or E&Y Accountants LLP as its Dutch auditor and Tornier has not engaged KPMG LLP as its independent registered public accounting firm or principal accountant or KPMG N.V. as its Dutch auditor. However, in light of the anticipated switch in auditors in the event the merger with Wright is completed, Tornier is providing the information in this report. In the event Tornier dismisses Ernst & Young LLP as its independent registered public accounting firm or principal accountant or E&Y Accountants LLP as its Dutch auditor or Tornier engages KPMG LLP as its independent registered public accounting firm or principal accountant or KPMG N.V. as its Dutch auditor, Tornier intends to file a current report on Form 8-K under Item 4.01. Changes in Registrant’s Certifying Accountant.

The reports of Ernst & Young LLP on Tornier’s financial statements for the fiscal years ended December 28, 2014 and December 29, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 28, 2014 and December 29, 2013, and during the subsequent interim periods through the date of this report, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) between Tornier and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Ernst & Young LLP’s satisfaction would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, during the fiscal years ended December 28, 2014 and December 29, 2013, and during the subsequent interim period through the date of this report, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 28, 2014 and December 29, 2013 and during the subsequent interim periods through the date of this report, neither Tornier nor anyone on its behalf consulted with KPMG LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Tornier’s consolidated financial statements, and neither a written report was provided to Tornier nor oral advice was provided that KPMG LLP concluded was an important factor considered by Tornier in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Tornier N.V. Amended and Restated 2010 Incentive Plan (filed herewith)

10.2	Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2015	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Senior Vice President, Chief Legal Officer and Secretary

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	Tornier N.V. Amended and Restated 2010 Incentive Plan	Filed herewith

10.2	Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan	Filed herewith